EXHIBIT 32.2

CERTIFICATION PURSUANT TO
OF CHIEF FINANCIAL OFFICER
18 U.S.C. SECTIONS 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Annual Report on Form 10-K of Aircastle Limited (the ‘‘Company’’) for the fiscal year ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Mark Zeidman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by section 906 has been provided to Aircastle Limited and will be retained by Aircastle Limited and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Mark Zeidman
Mark Zeidman
Chief Financial Officer
March 22, 2007